EXHIBIT 99.1

[PARK BANCORP LOGO]

For further information contact:
David A. Remijas, President and CEO
Park Bancorp, Inc.
5400 S. Pulaski Road
Chicago, IL 60632
dremijas@parkfed.com
(888)-727-5333
(888)-PARKFED

FOR IMMEDIATE RELEASE

Park Bancorp, Inc. and Park Federal Savings Bank
Announce Changes to Board of Directors and Management

Chicago, IL,  October 3, 2011 – Effective October 1, 2011, the Board of Directors of Park Bancorp, Inc. (the “Company”) (NASDAQ: PFED) and its banking subsidiary, Park Federal Savings Bank (the “Bank”), announced the election of Paul Shukis as non-executive Chairman of the Company replacing David A. Remijas.  Mr. Shukis has served as a director of the Company since its formation in 1996 and as a director of the Bank since 1993.  Mr. Shukis is the President of Shukis Realty and Development Company.  In addition, Victor E. Caputo, Chief Financial Officer, was appointed a director to fill the vacancy on the Board of Directors of the Company and the Bank.  Mr. David A. Remijas will remain as a director and CEO of the Company.  Richard J. Remijas, Jr. was appointed as Executive Vice President and will continue as Chief Operating Officer of the Company.

Effective October 1, 2011, Victor E. Caputo, who serves as Chief Financial Officer of the Bank, will assume the role of Chairman of the Board of Directors and Chief Executive Officer of the Bank and will serve as both CEO and CFO of the Bank until a new CFO of the Bank is named.  Mr. Caputo is a 35-year veteran of local Chicago financial institutions, and he has previously served as President and CEO of two banks.  David A. Remijas, formerly CEO of the Bank, was named Executive Vice President and Chief Lending Officer with responsibility for all lending activities, including loan origination and policy administration as well as loan workout and modification and resolution of the Bank’s other real estate owned.

Forward-Looking Information

Statements contained in this news release that are not historical facts may contain certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by the use of words such as “believe,” “expect,” “anticipate,” “intend,” “should,” “planned,” “estimated” and “potential,” or other similar terms. These forward-looking statements relate to, among other things, expectations of the business environment in which the Company operates, projections of future performance, perceived opportunities in the market, potential future credit experience, and statements regarding the Company’s strategies. These forward-looking statements are based upon current management expectations and may, therefore, involve risks and uncertainties. The Company’s actual results, performance or achievements may differ materially from those suggested, expressed or implied by forward-looking statements as a result of a wide variety or range of factors including, but not limited to:  interest rate fluctuations; economic conditions in the Bank’s primary market area; deposit flows; demand for residential, construction/land development, commercial real estate, consumer and other types of loans; health of the local real estate market; the ability to manage its levels of non-performing assets and other loans of concern; real estate values; success of new products; competitive conditions between banks and non-bank financial service providers; regulatory and accounting changes; the Company’s ability to comply with the provisions of any regulatory enforcement actions, including the Memorandum of Understanding and the Cease and Desist Order; legislative changes, including the implementation of the Dodd-Frank Wall Street Reform and Consumer Protection Act; monetary and fiscal policies of the U.S. government, including policies of the U.S. Treasury and the Federal Reserve Board; the effects of a downgrade in the credit ratings of the U.S. government or a credit default by the U.S. government; competition; accounting principles, policies and guidelines; success of new technology; technological factors affecting operations; costs of technology; pricing of products and services; and other risks detailed from time to time in our filings with the Securities and Exchange Commission. Any of the forward-looking statements that we make in this news release and in the other public statements we make may turn out to be wrong because of the inaccurate assumptions we might make, because of the factors illustrated above or because of other factors that we cannot foresee. Because of these and other uncertainties, our actual future results may be materially different from those expressed in any forward-looking statements made by or on behalf of the Company. Therefore, these factors should be considered in evaluating the forward-looking statements, and undue reliance should not be placed on such statements. The Company undertakes no responsibility to update or revise any forward-looking statements unless required to do so under the federal securities laws.